NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)

Supplement dated January 31, 2024

to the Summary Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Performance—Average Annual Total Returns (For the Periods Ended December 31, 2022)” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	1 Year	5 Years	10 Years
Class I Shares	-22.92%	5.64%	10.15%
Class II Shares	-22.95%	5.60%	10.07%
Class Y Shares	-22.95%	5.60%	10.07%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	-29.14%	9.13%	12.37%
S&P 500® Index (reflects no deduction for fees or expenses)	-18.11%	9.42%	12.56%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE